                      10 1/2% SENIOR SUBORDINATED NOTES DUE 2006



                            REGISTRATION RIGHTS AGREEMENT


                             Dated as of October 8, 1996

                                     by and among

                                  ASTOR CORPORATION

                               ASTOR HOLDINGS II, INC.,

                                         and

                             DONALDSON, LUFKIN & JENRETTE
                                SECURITIES CORPORATION

                                         and

                                CHASE SECURITIES INC.

                      10 1/2% SENIOR SUBORDINATED NOTES DUE 2006

                            REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement is made and entered into as of October 8, 1996, by and among Astor Corporation, a Delaware corporation (the "Company"), Astor Holdings II, Inc., as guarantor (the "Guarantor"), and Donaldson, Lufkin & Jenrette Securities Corporation and Chase Securities Inc., as initial purchasers (the "Initial Purchasers"), of the $110,000,000 aggregate principal amount of original 101/2% Senior Subordinated Notes due 2006 of the Company and the guarantees relating thereto.

         This Agreement is made pursuant to the Purchase Agreement, dated October 2, 1996, among the Company, the Guarantor and the Initial Purchasers (the "Purchase Agreement"). The execution and delivery of this Agreement is a condition to the Initial Purchasers' purchases of the Notes as contemplated by the Purchase Agreement and is made expressly for the benefit of holders of the Notes as third party beneficiaries.

         The parties hereby agree as follows:

1.  DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         ADVICE:  As defined in the last paragraph of Section 6 hereof.

         ACCEPTANCE DATE:  As defined in Section 2(d) hereof.

         AFFILIATE: Of any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         AGREEMENT: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

         BUSINESS DAY: Any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

         COMPANY: Astor Corporation, a Delaware corporation, and its successors and assigns.

         CONSUMMATE OR CONSUMMATE: When used to qualify the term "Exchange Offer" shall mean to validly and lawfully issue and deliver the New Notes pursuant to the Exchange Offer in exchange for all Registrable Notes tendered pursuant thereto.

         EXCHANGE DATE: The date on which the Exchange Offer is consummated which shall in any event be on or before the 30th Business Day after the Effective Date of the Exchange Offer Registration Statement.

         EFFECTIVE PERIOD:  As defined in Section 3 hereof.

         EFFECTIVE DATE: the date on which the SEC declares the Registration Statement to be effective.

         EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

         EXCHANGE OFFER: An offer to issue, in exchange for any and all of the Registrable Notes, a like aggregate principal amount of New Notes, which offer shall be made by the Company pursuant to Section 2 hereof.

         EXCHANGE OFFER REGISTRATION STATEMENT: Any registration statement of the Company and the Guarantor that covers the New Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         FILING DATE: The date the Registration Statement is filed with the SEC.

         GUARANTOR: Astor Holdings II, Inc., a Delaware corporation, and its successors and assigns.

         INDEMNIFIED PARTY:  As defined in Section 8(c) hereof.

         INDEMNIFYING PARTY:  As defined in Section 8(c) hereof.

         INDENTURE: The Indenture, dated the date hereof, among the Company, the Guarantor and the Trustee thereunder pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

         INITIAL PURCHASERS:  As defined in the preamble hereof.

         LIQUIDATED DAMAGES:  As defined in Section 4(a) hereof.

         LOSSES:  As defined in Section 8(a) hereof.

         NEW NOTES: The 101/2% Senior Subordinated Notes due 2006 of the Company, and the guarantees relating thereto, that are identical to the Notes in all material respects, except that the offer and exchange thereof pursuant to the Exchange Offer shall have been registered pursuant to an effective Exchange Offer Registration Statement under the Securities Act and shall not bear any restrictions on transfer.

         NOTES: The $110,000,000 aggregate principal amount of original 101/2% Senior Subordinated Notes due 2006 of the Company and the guarantees relating thereto being issued pursuant to the Indenture.

         PARTICIPATING BROKER-DEALER:  As defined in Section 2(e) hereof.

         PAYING AGENT:  As defined in the Indenture.

         PROCEEDING: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes or the New Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         REGISTRABLE NOTE: Each Note, upon original issuance thereof and at all times subsequent thereto, until, in the case of any such Note, (i) the date on which it has been exchanged by a person other than a broker-dealer for a New
Note in the Exchange Offer, (ii) the date on which it has been effectively registered pursuant to the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iii) it has been distributed to the public pursuant to Rule 144 under the Securities Act or (iv) after the expiration date of the holding period applicable to sale of such Note pursuant to Rule 144(k) (or any similar provisions then in effect).

         REGISTRATION DEFAULT:  As defined in Section 4(a) hereof.

         REGISTRATION STATEMENT: Any Exchange Offering Registration Statement and any Shelf Registration Statement.

         RULE 144: Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         RULE 144A: Rule 144A promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         RULE 158: Rule 158 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         RULE 174: Rule 174 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         RULE 415: Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         RULE 424: Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         SEC:  The Securities and Exchange Commission.

         SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         SHELF NOTICE:  As defined in Section 2(c) hereof.

         SHELF REGISTRATION:  As defined in Section 3 hereof.

         SHELF REGISTRATION STATEMENT: Any registration statement of the Company and the Guarantor that covers the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, and is filed pursuant to Rule 415.

         SPECIAL COUNSEL: Any special counsel as may be designated by the holders of a majority in aggregate principal amount of Registrable Notes outstanding.

         TIA:  The Trust Indenture Act of 1939, as amended.

         TRUSTEE: State Street Bank and Trust Company, as trustee under the Indenture.

         UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in connection with which securities of the Company and/or the Guarantor are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

2.  REGISTERED EXCHANGE OFFER

         (a) Subject to paragraph (c) below, the Company and the Guarantor shall file with the SEC on or prior to the 30th day after the date hereof an Exchange Offer Registration Statement. The Company and the Guarantor will use their best efforts to have the Exchange Offer Registration Statement declared effective by the SEC on or prior to the 105th day after the date hereof. Unless the Exchange Offer would not be permitted by applicable law or SEC policy, the Company and the Guarantor will commence the Exchange Offer and use their best efforts to issue New Notes on or prior to the 30th Business Day after the date on which the Exchange Offer Registration Statement was declared effective by the Commission. The offer and exchange of the New Notes pursuant to the Exchange Offer shall be registered pursuant to the Securities Act on the appropriate form and duly registered or qualified under applicable state securities or Blue Sky laws and will comply with all applicable tender offer rules and regulations of and pursuant to the Exchange Act and state securities or Blue Sky laws. The Exchange Offer shall not be subject to any condition, other than that the Exchange Offer does not violate any applicable law. No securities shall be included in the Exchange Offer Registration Statement other than the New Notes.

         (b) The Company and the Guarantor may require each holder of Registrable Notes participating in the Exchange Offer to represent to the Company and the Guarantor that at the time of the consummation of the Exchange Offer (i) any New Notes received by such holder will be acquired in the ordinary course of its business and

(ii) such holder will have no arrangement or understanding with any person to participate in the distribution of the New Notes within the meaning of the Securities Act.

         (c) If (i) the Company is not required to file the Exchange Offer Registration Statement or is not permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC policy or
(ii) prior to the consummation of the Exchange Offer, any holder of Registrable Notes notifies the Company that (A) it is prohibited by law or SEC policy from participating in the Exchange Offer or (B) it may not resell the New Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Notes acquired directly from the Company or an Affiliate of the Company, the Company and the Guarantor shall cease to be obligated under paragraph (a) above with respect to the Exchange Offer and shall promptly deliver to the holders of the Registrable Notes and the Trustee notice thereof (the "Shelf Notice") and shall thereafter file a Shelf Registration Statement pursuant to Section 3. Following the delivery of a valid Shelf Notice in accordance with the provisions hereof, the Company and the Guarantor shall not have any further obligation under this Section 2.

         (d) The Company and the Guarantor shall commence the Exchange Offer (within the time periods set forth herein) by mailing the related Prospectus and appropriate accompanying documents to each holder of Registrable Notes providing, in addition to such other disclosures as are required by applicable law, that:

         (i) the Exchange Offer is being made pursuant to this Agreement and that all Registrable Notes validly tendered will be accepted for exchange;

         (ii) the date of acceptance of Registrable Notes tendered for exchange (the "Acceptance Date"); and

         (iii) holders of Registrable Notes electing to have any such Note exchanged pursuant to the Exchange Offer will be required to surrender such Note in denominations of $1,000 or an integral multiple portion thereof, together with the letters of transmittal enclosed therewith, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the Exchange Date, PROVIDED that best efforts shall be used by the Company to ensure that customary guaranteed delivery procedures are available for the holders to elect to use.

         On the Exchange Date, the Company or its agent shall accept for exchange all Registrable Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer. As soon as practicable after the Acceptance Date (but in no event later than the Exchange Date), the Company or its agent shall deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate under the Indenture and mail to each holder, a New Note equal in principal amount to the aggregate principal amount of the Registrable Notes surrendered by such holder.

         (e) The Company has been informed that the Staff of the SEC has taken the position that any broker-dealer that owns New Notes that were received by such broker-dealer for its own account in the Exchange Offer (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes (other than a resale of an unsold allotment resulting from the original placement of the Registrable Notes).

         The Company has also been informed that the Staff of the SEC has taken the position that if the Prospectus contained in the Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the New Notes, without naming the Participating Broker-Dealers or specifying the amount of New Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with the resales of New Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

         In light of the above, notwithstanding the other provisions of this Agreement, the Company agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer to the extent, and with such reasonable modifications thereto as may be, reasonably requested by any Participating Broker-Dealer or the Company, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any New Notes by Participating Broker-Dealers consistent with the positions of the Staff of the SEC recited in this Section 2(e); PROVIDED that:

         (i) the Company shall not be required to amend or supplement the Prospectus contained in the Registration Statement, as would otherwise be contemplated by this Agreement, for a period exceeding 90 days after the Exchange Date (as such period may be extended pursuant to the terms of this Agreement relating to a Shelf Registration) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 2(e); and

         (ii) the application of the Shelf Registration procedures set forth in this Section 2(e) of this Agreement to an Exchange Offer, to the extent not otherwise required by the positions of the Staff of the SEC or the Securities Act, will be in conformity with the reasonable request to the Company by anyone who certified to the Company in writing a reasonable period prior to the Filing Date that they anticipate that they may be a Participating Broker-Dealer.

3.  SHELF REGISTRATION

         If a Shelf Notice is delivered (or should have been delivered) as contemplated by Section 2(c), then the Company and the Guarantor shall use their best efforts to prepare and file, as promptly as reasonably practicable thereafter, with the SEC a Shelf Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Shelf Registration"). The Company and the Guarantor shall use their best efforts to (i) file a Shelf Registration Statement with the SEC on or prior to the 30th day after such filing obligation arises, (ii) cause the Shelf Registration Statement to become effective under the Securities Act on or prior to the 105th day after such obligation arises and (iii) keep the Shelf Registration Statement continuously effective under the Securities Act for the period (the "Effective Period") from the date of its effectiveness to the earlier of: (A) the second anniversary of the Effective Date of the Shelf Registration Statement (subject to the extension pursuant to Section 5(a) and the last paragraph of Section 6 hereof) and (B) the next day following the date that all Registrable Notes covered by the Shelf Registration Statement have been sold pursuant thereto; PROVIDED that the Effective Period shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements under Rule 174.

4.  LIQUIDATED DAMAGES

         (a) The parties hereto agree that the holders of Registrable Notes will suffer damages if the Company and the Guarantor fail to fulfill their obligations under Section 2 or Section 3, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if

         (i) neither (x) an Exchange Offer Registration Statement has been filed with the SEC (and is then still on file) on or prior to the 30th day after the date hereof nor (y) a Shelf Registration has been filed (and is then still on file) with the SEC on or prior to the 30th day after such obligation arises hereunder or

         (ii) either (x) the Registration Statement has not been declared effective by the SEC on or prior to the 105th day after the date hereof or
    (y) the Shelf Registration has not been declared effective by the SEC on or prior to the 105th day after such obligation arises, or

         (iii) the Exchange Offer has not been consummated, to the extent required hereby, within 30 Business Days after the Effective Date of the Exchange Offer Registration Statement, or

         (iv) the Exchange Offer Registration Statement or the Shelf Registration Statement, if required hereby, shall have been filed and declared effective and shall thereafter cease to be effective or usable in connection with resales of Registrable Notes prior to the Exchange Date or the last day of the Effectiveness Period, respectively

(each such event referred to in clauses (i) through (iv) above being a "Registration Default"), then the Company and the Guarantor agree jointly and severally to pay, as liquidated damages and not as a penalty, to each holder of a Registrable Note an additional amount (the "Liquidated Damages") equal to $.10 per week (or partial week) per $1,000 principal amount of Registrable Notes held by such holder for the first 90-day period immediately following the occurrence of a Registration Default. The amount of Liquidated Damages will increase by an additional $.05 per week (or partial week) per $1,000 principal amount of Registrable Notes held by such holder for each subsequent 60-day period (up to a maximum amount (including amounts required to be paid pursuant to the immediately preceding sentence) of Liquidated Damages of $.30 per week per $1,000 principal amount of Registrable Notes (regardless of whether one or more than one Registration Default is outstanding)). Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease.

         (b) The Company shall notify the Trustee and Paying Agent under the Indenture immediately upon the happening of each Registration Default. The Liquidated Damages due shall be payable on each interest payment date specified by the Indenture to the record holder entitled to receive the interest payment to be made on such date. The Company or the Guarantor will pay all accrued Liquidated Damages by depositing with the Paying Agent, in trust, for the benefit of the holders of the Registrable Notes, prior to 10:00 a.m. New York City time on the next interest payment date specified by the Indenture and the Notes, sums sufficient to pay the Liquidated Damages then due.

         (c) The parties hereto agree that the Liquidated Damages provided for in this Section 4 constitute a reasonable estimate of, and are intended to constitute, the sole damages that will be suffered by holders of Registrable Notes by reason of the failure of any Shelf Registration Statement to be filed as required hereunder or to be declared effective, the Exchange Offer to be consummated or any Shelf Registration Statement to remain effective to the extent required by this Agreement.

5.  HOLD-BACK AGREEMENTS

         The Company and the Guarantor agree, without the written consent of the managing underwriters in an underwritten offering of Registrable Notes covered by a Shelf Registration Statement, not to effect any public sale or distribution of its debt securities, including a sale pursuant to Rule 144A under the Securities Act, during the period beginning 10 days prior to, and ending 90 days after, the closing date of each underwritten offering made pursuant to such Shelf Registration Statement (PROVIDED that such period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 6(c) hereof at and including the date when each seller of Registrable Notes covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by
Section 6(k) hereof).

6.  REGISTRATION PROCEDURES

         In connection with the Company's and the Guarantor's registration obligations hereunder, the Company and the Guarantor shall effect such registrations on the appropriate form for the offer and sale of the Registrable Notes or offer and exchange of the New Notes, as applicable, to (i) permit the offer and sale of New Notes or (ii) permit the offer and exchange of the Registrable Notes in accordance with the method or methods of disposition thereof specified by the holders of a majority in aggregate principal amount of Registrable Notes, and in furtherance thereof the Company and the Guarantor shall:

         (a) No fewer than five Business Days prior to the initial filing of any Shelf Registration Statement or Prospectus with respect thereto and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Initial Purchasers, the holders of the Registrable Notes, their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such holders, their Special Counsel and such managing underwriters, if any, and cause the officers and directors of the Company and the Guarantor, counsel to the Company and the Guarantor and independent certified public accountants to the Company and the Guarantor to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such holders and such managing underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; PROVIDED that the Company shall not be deemed to have kept a Shelf Registration Statement effective during the period required hereunder if it voluntarily takes any action that results in holders of the Registrable Notes covered thereby not being able to sell such Registrable Notes pursuant to Federal securities laws during that period (and the time period during which such Shelf Registration Statement is required to remain effective hereunder shall be extended by the number of days during which such holders of

Registrable Notes are not able to sell such Registrable Notes). Neither the Company nor the Guarantor shall file any such Shelf Registration Statement or Prospectus relating thereto or any amendments or supplements thereto to which the holders of a majority of the Registrable Notes, their Special Counsel or the managing underwriters, if any, shall reasonably object on a timely basis (within three and one Business Days of receipt thereof, in the case of the initial filing and the filing of any amendment or supplement, respectively);

         (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period; cause the related Prospectus to be supplemented by any required Prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

         (c) Notify the Initial Purchasers, the holders of Registrable Notes to be sold or, in the case of an Exchange Offer, tendered for, their Special Counsel and the managing underwriters, if any, promptly (and, in the case of clause (i)(A) below, in no event less than two Business Days prior to such filing) (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is being filed, and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) in the case of a Shelf Registration Statement, of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to such Shelf Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if at any time any of the representations and warranties of the Company or the Guarantor contained in any agreement (including any underwriting agreement) contemplated hereby cease to be true and correct in all material respects, (v) of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Notes or New Notes for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) in the case of a Shelf Registration Statement, of the happening of any event that makes any statement made in such Shelf Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Shelf Registration Statement, Prospectus or documents so that, in the case of the Shelf Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and so that, in the case of the related Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (d) Use their reasonable best efforts (i) to avoid the issuance of, or, if issued, obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement and (ii) to obtain the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Notes or New Notes for sale in any United States jurisdiction, in each case at the earliest practicable moment;

         (e) If a Shelf Registration Statement is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Registrable Notes being registered thereunder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and the holders agree and reasonably propose should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company and the Guarantor have received notification of the matters reasonably proposed to be incorporated in such Prospectus supplement or post-effective amendment; PROVIDED that the Company and the Guarantor shall not be required to take any action pursuant to this Section 6(e) that would, in the opinion of outside counsel for the Company and the Guarantor, violate applicable law;

         (f) Furnish to each Initial Purchaser, each holder of Registrable Notes and New Notes, their Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by each holder (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

         (g) Deliver to each Initial Purchaser, each holder of Registrable Notes and New Notes, their Special Counsel and the underwriters, if any, without charge as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons reasonably request; and the Company and the Guarantor hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Notes and the underwriters, if any, in connection with the offering and sale of the Registrable Notes covered by such Prospectus and any amendment or supplement thereto as contemplated thereby;

         (h) Prior to any public offering of Registrable Notes and prior to the consummation of the Exchange Offer, use their reasonable best efforts: (i) to register or qualify or cooperate with the holders of Registrable Notes to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or New Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any holder or underwriter reasonably requests in writing and
(ii) to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Notes or New Notes covered by the applicable Registration Statement; PROVIDED that neither the Company nor the Guarantor shall be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company or the Guarantor to any tax in any such jurisdiction where it is not then so subject;

         (i) Cooperate with the holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes or New Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Registrable Notes or New Notes to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two Business Days prior to any sale of Registrable Notes or New Notes;

         (j) Use their reasonable best efforts to cause the Registrable Notes and New Notes covered by the Registration Statement, and the offering thereof, to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder's business, in which case the Company and the Guarantor will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Notes and New Notes; PROVIDED that the Company and the Guarantor shall not be required to register the Registrable Notes and New Notes in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company and the Guarantor to any tax in any such jurisdiction where it is not then so subject or to require the Company or the Guarantor to qualify to do business in any jurisdiction where it is not then so qualified;

         (k) Upon the occurrence of any event contemplated by paragraph 6(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to each Registration Statement or a supplement to the related

Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (l) Use their reasonable best efforts to cause the Registrable Notes or the New Notes, as applicable, covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the holders of a majority in aggregate principal amount of Registrable Notes relating to such Registration Statement or the managing underwriters, if any;

         (m) Prior to the Effective Date of the first Registration Statement relating to the Registrable Notes or New Notes, as applicable, to provide a CUSIP number for the Registrable Notes and New Notes, as applicable;

         (n) Use their reasonable best efforts to cause all Registrable Notes or the New Notes, as applicable, covered by such Registration Statement to be listed on each securities exchange, if any, on which debt securities issued by the Company or the Guarantor are then listed, if so requested by the holders of a majority in aggregate principal amount of Registrable Notes relating to such Registration Statement or the managing underwriters, if any;

         (o)  If a Shelf Registration Statement is filed pursuant to Section
3, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings of securities such as the Registrable Notes) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Registrable Notes being sold) in order to expedite or facilitate the disposition of such Registrable Notes, and in such connection, whether or not an underwriting agreement is entered into and whether or not any offering thereunder is an underwritten offering, (i) make such representations and warranties to the holders of such Registrable Notes and the underwriters, if any, with respect to the business of the Company, the Guarantor and their subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of securities such as the Registrable Notes, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and the Guarantor and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the holders of the Registrable Notes being sold), addressed to each selling holder of Registrable Notes and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings of securities such as the Registrable Notes and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) unless not permitted to be issued under an applicable Statement of Accounting Standards, obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and the Guarantor (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or the Guarantor or of any business acquired by the Company or the Guarantor for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling holder of Registrable Notes and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities such as the Registrable Notes; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling holders and the underwriters, if any, than those set forth in Section 8 hereof (or such other provisions and procedures acceptable to holders of a majority in aggregate principal amount of the holders of Registrable Notes covered by such Shelf Registration Statement and the managing underwriters); and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority in aggregate principal amount of the Registrable Notes being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause 6(o)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantor;

         (p) In the case of a Shelf Registration Statement, make available for inspection by a representative of the holders of a majority in aggregate principal amount of Registrable Notes being sold, any underwriter participating in any such disposition of Registrable Notes and any attorney, consultant or accountant retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company, the Guarantor and their subsidiaries, and cause the officers, directors, agents and employees of the Company, the Guarantor and their subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Shelf Registration Statement; PROVIDED that any confidential records, documents and other information designated by the Company as confidential shall be kept confidential by such persons unless disclosure of any such record, document or other information is required by law or by a court or administrative order, in which case such record, document or information shall be disclosed only to the extent required to comply with such law or order;

         (q) Provide an indenture trustee for the Registrable Notes and the New Notes, as the case may be, and cause the Indenture to be qualified under the TIA not later than the Effective Date of the first Registration Statement relating to the Registrable Notes or the New Notes, as applicable; and in connection therewith, cooperate with the trustee under the Indenture and the holders of the Registrable Notes or the New Notes, as the case may be, to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable best efforts to cause such trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

         (r) Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC; and make generally available to their security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of each of the Company and the Guarantor after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158; and

         (s) If an Exchange Offer is to be consummated, upon delivery of the Registrable Notes by such holders to the Company and the Guarantor in exchange for the New Notes, the Company and the Guarantor shall mark, or caused to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the New Notes; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

         The Company and the Guarantor may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company and the Guarantor such information regarding the distribution of such Registrable Notes as is required by law to be disclosed in the applicable Shelf Registration Statement and the Company and the Guarantor may exclude from such registration the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

         If any such Shelf Registration Statement refers to any holder of Registrable Notes by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the New Notes and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

         In the case of a Shelf Registration Statement, each holder of Registrable Notes agrees by acquisition of such Registrable Notes that, upon receipt of any notice from the Company and the Guarantor of the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(v) or 6(c)(vi) hereof, such holder will forthwith discontinue disposition of such Registrable Notes covered by such Shelf Registration Statement or related Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof or until it is advised in writing (the "Advice") by the Company and the Guarantor that the use of the applicable Prospectus may be resumed and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company and the Guarantor shall give any such notice, the Effective Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Shelf Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof or (y) the Advice and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

7.  REGISTRATION EXPENSES

         (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company and the Guarantor shall be borne jointly and severally by the Company and the Guarantor whether or not any Registration Statement is filed or becomes effective and whether or not any securities are offered and exchanged or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with state securities or Blue Sky laws (including, without limitation and in addition to that provided for in (b) below, fees and disbursements of counsel for the underwriters or holders in connection with Blue Sky qualifications of the Registrable Notes or New Notes and determination of the eligibility of the Registrable Notes or New Notes for investment under the laws of such jurisdictions as the managing underwriters, if any, or holders of a majority in aggregate principal amount of Registrable Notes may designate)),
(ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Notes or New Notes in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the holders of a majority in aggregate principal amount of the Registrable Notes or New Notes covered by the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and the Guarantor and Special Counsel for the holders (in accordance with the provisions of Section 7(b) hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 6(o)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vii) the reasonable fees and disbursements of the Trustee (including the reasonable fees and disbursements of its counsel), (viii) rating agency fees, (ix) Securities Act liability insurance, if the Company and the Guarantor so desire such insurance, and (x) fees and expenses of all other persons retained by the Company and the Guarantor. In addition, the Company and the Guarantor shall pay their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which debt securities issued by the Company and/or the Guarantor are then listed, if it chooses, or is required, so to list (plus any local counsel reasonably deemed appropriate by the holders of a majority in aggregate principal amount of the Registrable Notes); and

         (b) In connection with any Registration Statement hereunder, the Company and the Guarantor shall reimburse the holders of the Registrable Notes being registered or tendered for in such registration for the reasonable fees and disbursements of not more than one firm of attorneys (in addition to any local counsel) chosen by the holders of a majority in aggregate principal amount of the Registrable Notes.

8.  INDEMNIFICATION

         (a) Each of the Company and the Guarantor jointly and severally agrees to indemnify and hold harmless the Initial Purchasers and each holder of Registrable Notes and each person, if any, who controls the Initial Purchasers or any holder of Registrable Notes within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended and supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers or any holder of Registration Notes furnished in writing to the Company expressly for use therein. The

The Company also agrees to indemnify any underwriters of the Registrable Notes, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Initial Purchasers and the holders of Registrable Notes provided in this Section 8.

         (b) In connection with any Shelf Registration in which a holder of Registrable Notes is participating, such holder of Registrable Notes shall furnish to the Company and the Guarantor in writing such information as the Company or the Guarantor reasonable request for use in such Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, and each such holder of Registrable Notes agrees, severally and not jointly, to indemnify and hold harmless the Initial Purchasers, the Company, the Guarantor, the directors and the officers of the Company and the Guarantor who sign a Registration Statement and each person, if any, who controls the Initial Purchasers, the Company or the Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to such information relating to such holder of Registrable Notes, furnished in writing by or on behalf of such holder of Registrable Notes, expressly for use in such Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (c) The Initial Purchasers agree, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor, the holders of Registrable Notes, the directors and the officers of the Company and the Guarantor who sign the Registration Statement and each person, if any, who controls the Company, the Guarantor or any holder of Registrable Notes within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Initial Purchasers, furnished in writing by the Initial Purchasers to the Company expressly for use in such Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense thereof, including employment of counsel reasonably satisfactory to the indemnified party to represent the indemnified party and payment of all fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel (ii) the indemnifying party shall have failed to assume the defense and employ counsel or
(iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interest between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchasers and all persons, if any, who control the Initial Purchasers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company and the Guarantor, their directors, their officers who sign the Registration Statement and each person, if any, who controls the Company or the Guarantor within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all holders of Registrable Notes and all persons, if any, who control any holders of Registrable Notes within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Initial Purchasers and such control persons of the Initial Purchasers, such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation. In such case involving the holders of Registrable Notes and such controlling persons of holders of Registrable Notes, such firm shall be designated in writing by holders of a majority in aggregate principal amount of Registrable Notes. In all other cases, such firm shall be designated by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (e) If the indemnification provided for in the first, second or third paragraphs of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The holders' of Registrable Notes respective obligations to contribute pursuant to this Section 8(e) are several in proportion to the respective number of Registrable Notes of such holder of Registrable Notes that were registered pursuant to a Registration Statement.

         (f) The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, an indemnifying party that is a holder of Registrable Notes shall not be required to indemnify or contribute any amount in excess of the amount by which the total price at which the Registrable Notes sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The provisions of this Section 8 shall survive so long as Registrable Notes remain outstanding, notwithstanding any transfer of the Registrable Notes by any holder of Registrable Notes or any termination of this Agreement.

         (g)  The indemnity and contribution provisions contained in this
Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of (A) the Initial Purchasers or any person controlling the Initial Purchasers,
(B) any holder of Registrable Notes or any person controlling the holder of Registrable Notes, or (C) the Company or the Guarantor, their officers or directors or any person controlling the Company or the Guarantor, and (iii) the sale of any Registrable Notes by any holder of Registrable Notes.

9.  RULES 144 AND 144A

         The Company and the Guarantor shall use their best efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company or the Guarantor are not required to file such reports, they will, upon the request of any holder of Registrable Notes, make publicly available other information so long as necessary to permit sales of the Registrable Notes pursuant to Rules 144 and 144A. The Company and the Guarantor each further covenant that it will take such further action as any holder of Registrable Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the request of any holder of Registrable Notes, the Company and the Guarantor shall deliver to such holder a written statement as to whether it has complied with such requirements.
 Notwithstanding the foregoing, nothing in this Section shall be deemed to require the Company and the Guarantor to register any of their securities pursuant to the Exchange Act.

10. UNDERWRITTEN OFFERINGS

         If any of the Registrable Notes covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority in aggregate principal amount of such Registrable Notes included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed).

         No holder of Registrable Notes may participate in any underwritten offering unless such holder (i) agrees to sell such holder's Registrable Notes on the basis reasonably provided in any underwriting arrangements approved by the holders entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

11. MISCELLANEOUS

         (a) REMEDIES. In the event of a breach by the Company and the Guarantor, or by a holder of Registrable Notes, of any of their obligations under this Agreement, each holder of Registrable Notes or the Company and the Guarantor, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantor, and each holder of Registrable Notes, agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b)  NO INCONSISTENT AGREEMENTS.  Neither the Company nor the
Guarantor has entered into, nor shall the Company or the Guarantor, on or after the date of this Agreement enter into, any agreement that is inconsistent with the rights granted to the holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor the Guarantor has previously entered into any agreement granting any registration rights with respect to any of its debt securities to any person. Without limiting the generality of the foregoing, without the written consent of the holders of a majority in aggregate principal amount of the then outstanding Registrable Notes, the Company and the Guarantor shall not grant to any person the right to request the Company or the Guarantor to register any debt securities of the Company or the Guarantor under the Securities Act unless the rights so granted are subject in all respects to the prior rights of the holders of Registrable Notes set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

         (c)  NO PIGGYBACK ON REGISTRATIONS.  None of the Company, the
Guarantor nor any of their respective securityholders (other than the holders of Registrable Notes in such capacity) shall have the right to include any securities of the Company or the Guarantor in any Shelf Registration Statement or Exchange Offer Registration Statement other than Registrable Notes.

         (d) ADJUSTMENTS AFFECTING THE REGISTRABLE NOTES. Neither the Company nor the Guarantor will take any action, or permit any change to occur, with respect to the Registrable Notes which would (i) adversely affect the ability of any of the holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement or (ii) adversely affect the marketability of the Registrable Notes in any such registration.

         (e) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantor have obtained the written consent of the holders of a majority of the then outstanding aggregate principal amount of Registrable Notes; PROVIDED that, for the purposes of this Agreement, Registrable Notes that are owned, directly or indirectly, by the Company, the Guarantor or an Affiliate of either of them are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Notes may be given by holders of a majority in aggregate principal amount of the Registrable Notes being sold by such holders pursuant to such Registration Statement; PROVIDED that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (f) NOTICES. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or facsimile:

              (i) if to the Initial Purchasers, the Company or the Guarantor, as provided in the Purchase Agreement, or

              (ii) if to any other person who is then the registered holder of any Registrable Notes, to the address of such holder as it appears in the note register of the Company and the Guarantor.

         Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being timely delivered to a next-day air courier; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when complete transmission is confirmed by the sender's telecopier machine, if telecopied.

         (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each holder of Registrable Notes. The Company and the Guarantor may not assign their rights or obligations hereunder without the prior written consent of each holder of any Registrable Notes. Notwithstanding the foregoing, no transferee shall have any of the rights granted under this Agreement until such transferee shall acknowledge its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations.

    (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

         (i)  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY AND THE GUARANTOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY AND THE GUARANTOR IRREVOCABLY WAIVE, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A REGISTRABLE NOTE TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY AND THE GUARANTOR IN ANY OTHER JURISDICTION.

         (j) SEVERABILITY. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (k) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement unless expressly stated otherwise.

         (l) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.


                                            ASTOR CORPORATION



                                            By:  /s/ John F. Gottshall
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            ASTOR HOLDINGS II, INC.



                                            By:  /s/ John F. Gottshall
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            DONALDSON, LUFKIN & JENRETTE
                                             SECURITIES CORPORATION



                                            By:  /s/ Sean Deson
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                            CHASE SECURITIES INC.


                                            By:  /s/ David Fass
                                                 ------------------------------
                                                 Name:
                                                 Title: